Exhibit 99.1

May 12, 2009 2009 Second Quarter Investor Handout 1

Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, this presentation, in the Quarterly Financial Review supplement to the current quarter earnings release, or 8-K related to the filed 4/21/09 earnings press release, which can be found on Huntington's website at huntington-ir.com Significant Items Certain components of the Income Statement are naturally subject to more volatility than others. As a result, analysts/investors may view such items differently in their assessment of performance compared with their expectations and/or any implications resulting from them on their assessment of future performance trends. It is a general practice of analysts/investors to try and determine their perception of what "underlying" or "core" earnings performance is in any given reporting period, as this typically forms the basis for their estimation of performance in future periods. Therefore, Management believes the disclosure of certain "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance so that they can ascertain for themselves what, if any, items they may wish to include/exclude from their analysis of performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. Annualized data Certain returns, yields, performance ratios, or growth rates for a quarter are "annualized" in this presentation to represent an annual time period. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan growth rates are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully taxable equivalent interest income and net interest margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. 2

Basis of Presentation Rounding Please note that columns of data in the following slides may not add due to rounding. Earnings per share equivalent data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is for discerning underlying performance trends, such large percent changes are typically "not meaningful" for trend analysis purposes. Discretionary Equity Issuance Comments in this presentation do not constitute an offer to sell or a solicitation of an offer to buy any securities of the company, nor shall there be any sale of securities of the company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Unless an exemption from the securities laws is available, any offering may be made only by means of a prospectus supplement and related base prospectus. 3

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program's voluntary Capital Purchase Plan or otherwise under the Emergency Economic Stabilization Act of 2008; and (7) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2008 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this release are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 4

Steinour Overview Discussion 5

2009 First Quarter Achievements Successfully restructured Franklin Credit relationship Increased capital ratios Cut the common stock dividend Converted a portion of Series A preferred stock to common Increased balance sheet efficiency... automobile loan securitization, mortgage loan sale, and municipal securities sale Improved liquidity - $2.3 B of cash on hand, up $1.5 B $1,160 MM core deposit growth $600 MM TLGP borrowing $600 MM municipal securities sold $1.0 B automobile loan securitization - TALF eligible $200 MM mortgage loan sale $1,631 MM pay down of FHLB borrowings... increases future borrowing capacity $150 MM of debt repurchased Completed Management team restructure Implemented $100 million cost cutting initiative Continued to expand our external disclosure 6

2009 First Quarter Achievements - Risk Management Enhancements Objective / Strategy More centralized view of portfolio management and risk appetite Establish common risk criteria and approval process Strengthen accountability Actions Adjusted consumer and commercial credit policies Created commercial real estate line of business... hired new executive Took derisking actions including: Closed out-of-region automobile finance operations Placed hard cap on CRE lending exposure No longer support out-of-market projects for in-market commercial developers Enhanced credit MIS and reporting Third parties engaged to assist process Hired new Special Assets managing director and doubled staffing Instituted a detailed monthly review of all "watch" credits Adjusted management responsibility for consumer loss mitigation Implemented loan committee approval process for all exposures >$5 MM 7

90-Day Report Card Objectives Intensively manage the Franklin relationship and address this as an investor concern while creating opportunities to build shareholder value Review the 2009 budget in light of the expense initiative and current economic conditions By March 31st announce organizational changes to better align and focus management resources to ensure we are organized to drive results with accountability Intensively review and assess our lending and credit management areas Visit each region, meet associates and customers 8

The Next 90-Days Objectives Optimize total balance sheet for maximum net interest income Drive fee income results through cross-sell Implement recently announced reorganization Launch strategic plan for select business segment growth and investment Aggressively manage expenses... exceed targeted saves Actively position Huntington with external campaigns that elevate awareness, strengths, and continuity 9

Important Messages Franklin... addressed credit exposure... positioned to capture value in servicing platform... opportunity for recovery With the economy weak, levels of problem loans, net charge-offs, and provision expense are expected to remain elevated... no "blow outs" expected Auto, home equity and residential mortgages stable SFHB and CRE-Retail commercial portfolios... two highest risk portfolios... ... analysis of portfolios with actions in process C&I loans... continue to improve MIS and portfolio management Capital ratios positively impacted by balance sheet strategies... continue to look for ways to increase balance sheet efficiency and internally strengthen capital Industry is going through a period of heightened stress and uncertainty but Huntington's core businesses are strong Retail banking... high customer loyalty and deepening relationships and growing relationships and deposits Commercial banking... relationship approach a competitive advantage Investment management... strong revenue potential and fund performance... needs to be larger Automobile finance... recognized leader... positions us to capture the eventual industry rebound 10

2009 Outlook (1) No significant economic turnaround will occur this year Elevated charge-offs throughout the year Continue to expect that provisioning will remain elevated Net interest margin under modest pressure from 1Q09 level of 2.97% Continue to expect core deposit growth Low interest rate environment is expected to support loan originations Fee income will remain mixed... mortgage banking and brokerage and insurance are expected to perform well... deposit service charges and trust income are expected to remain under pressure Expenses will remain well-controlled as we expect to exceed the targeted net $100 million of expense saves May issue up to $100 million of common equity under the recently approved Discretionary Equity Issuance program 11 (1) As of 4/21/09 quarterly earnings conference call

Huntington Review 12

Table of Contents 2009 First Quarter Overview 14 Quarterly Financial Review 20 Quarterly earnings summaries 21 Significant items impacting comparisons 25 Income Statement 26 Net income & EPS 27 Pre-tax, pre-provision income 28 Net interest margin 29 Noninterest income 35 Expense trends 41 Operating leverage 45 Balance Sheet 46 Investment Securities 49 Loan Portfolio Overview 55 Credit composition 56 Loan trends 58 Franklin Credit Relationship 60 Commercial loans and leases 63 Commercial & industrial 67 Commercial real estate 74 Consumer loans and leases 86 Indirect auto lending 88 Real estate lending 96 Home equity loans and lines 98 Residential mortgages 108 Residential & other secured loans 115 Credit Quality Review 116 Net Charge-offs 120 NALs, NPAs, & ARLs 122 Delinquencies 126 ALLL, AULC, ACL 132 Relative Performance 134 Non-Franklin Reconciliations 139 Deposits & Other Funding 148 Deposit trends 149 Core deposit trends 152 Other funding 154 Funding assessment 155 Capital 156 Franchise 164 Strategy, Organization & History 168 13

2009 First Quarter Overview 14

1Q09 Earnings Summary After-tax EPS Net loss $(2,433.2) MM Net loss applicable to common shares $(2,492.0) MM $(6.79) Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Goodwill impairment charge $(2,602.7) $(7.09) Preferred stock conversion NA (0.08) Franklin restructuring 159.9 (2) 0.44 (1) Favorable (unfavorable) impact on GAAP earnings; pre-tax unless otherwise noted (2) After tax; EPS reflected on a fully diluted basis 15

Quarterly Earnings 16

2009 First Quarter Performance Highlights $(6.79) EPS; $(0.06) EPS excluding impact of Significant Items Goodwill impairment charge $(7.09) Franklin restructuring 0.44 Preferred stock conversion (0.08) $225 million pre-tax pre-provision income, up $25 million, or 13%, linked-quarter 4.65% TCE ratio, up 61 bp linked-quarter 5.13% TCE/risk-weighted assets ratio 8% linked-quarter increase in NPAs 3.34% net charge-off ratio... 2.12% non-Franklin related 2.24% allowance for credit losses 2.97% net interest margin $4.4 billion of loans originated or renewed... $2.0 billion commercial... $2.4 billion consumer 9% annualized linked-quarter growth in average total core deposits Strong linked-quarter growth in mortgage banking and brokerage and insurance income 6% linked-quarter decline in expenses, excluding goodwill impairment charge 17

Pre-tax, Pre-provision Income Trends $25.0 MM Linked-Quarter Increase Reflected: Better/(Worse) Higher mortgage banking income $42.2 MM Lower expenses, excluding goodwill impairment 21.0 Higher brokerage and insurance income 8.7 Lower net interest income (38.9) All other (8.0) 18

Quarterly Performance Highlights

	1Q09	4Q08	3Q08	2Q08	1Q08
EPS	**$(6.79)**	$(1.20)	$0.17	$0.25	$0.35
Pre-tax pre-provision income *($MM)* (1)	**$224.6**	$199.6	$310.8	$265.7	$259.6
Net interest margin	**2.97%**	3.18%	3.29%	3.29%	3.23%
Efficiency ratio (2)	**60.5%**	64.6%	50.3%	56.9%	57.0%
Loan & lease growth (3)	**(6)%**	4%	- %	7%	3%
Core deposit growth (4)	**9%**	3%	4%	(1)%	(2)%
Net charge-off ratio	**3.34%**	5.41%	0.82%	0.64%	0.48%
Net charge-off ratio: non-Franklin (5)	**2.12%**	1.36%	0.84%	0.65%	0.49%
Period End Ratios					
NPA ratio	**4.46%**	3.97%	1.64%	1.52%	1.26%
ALLL/loans & leases	**2.12%**	2.19%	1.75%	1.66%	1.53%
ACL/loans & leases	**2.24%**	2.30%	1.90%	1.80%	1.67%
Tier 1 risk-based capital ratio (6)	**11.16%**	10.72%	8.80%	8.82%	7.56%
Total risk-based capital ratio (6)	**14.28%**	13.91%	12.03%	12.05%	10.87%
Tangible common equity/assets (6)	**4.65%**	4.04%	4.88%	4.81%	4.92%
Tangible common equity/risk-weighted assets (6)	**5.13%**	4.39%	5.38%	5.37%	5.58%
Tangible equity/risk-weighted assets (6)	**8.94%**	8.39%	6.60%	6.59%	5.58%

(1) See pre-tax pre-provision reconciliation slide
(2) Net Income less expense for amortization of intangibles divided by average tangible shareholder equity (shareholder equity - intangible assets)
(3) Linked-quarter annualized average balance growth rate; impacted by loan sales
(4) Linked-quarter annualized average balance growth rates
(5) See non-Franklin credit metrics reconciliation
(6) See slide 157 for 3/31/09 pro forma ratios reflecting completion of 1Q09 Series A Preferred Stock conversions and DEIP

Huntington

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20 2009 - 2008 Quarterly Financial Review

4Q08 Earnings Summary After-tax EPS Net loss $(417.3) MM Net loss applicable to common shares $(440.4) MM $(1.20) Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Franklin relationship $(454.3) $(0.81) Net market-related loss (3) (141.7) (0.25) VISA(r) indemnification 4.6 0.01 VISA(r)-related deferred tax valuation allowance provision (2.9) (2) (0.01) (1) Pre-tax (2) After tax Investment securities losses $(127.1) Net impact of MSR hedging (12.6) Equity investment losses (2.0) 21

3Q08 Earnings Summary After-tax EPS Net income $75.1 MM Net income applicable to common shares $63.0 MM $0.17 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Net market-related losses (3) $(47.1) $(0.08) VISA(r)-related deferred tax valuation allowance provision (3.7) (2) (0.01) (1) Pre-tax (2) After tax (3) Gain on extinguishment of debt $21.4 Equity investment gains 3.4 Net impact of MSR hedging 1.9 Investment securities losses (73.8) 22

2Q08 Earnings Summary After-tax EPS Net income $101.4 MM Net income applicable to common shares $90.2 MM $0.25 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) VISA(r)-related deferred tax valuation allowance benefit $3.4 (2) $0.01 Merger / restructuring costs (14.6) (0.03) Net market-related losses (3) (6.8) (0.01) (1) Pre-tax (2) After tax (3) Loss on sale of held-for-sale loans $(7.2) Equity investment losses (4.6) Net impact of MSR hedging (1.3) Gain on extinguishment of debt 2.2 Investment securities gains 2.1 Gain on sale of mortgage loans 2.1 23

1Q08 Earnings Summary After-tax EPS Net income $127.1 MM $0.35 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Aggregate impact of Visa (r) IPO (3) $37.5 $0.07 VISA(r)-related deferred tax valuation allowance benefit 11.1 (2) 0.03 Net market-related losses (4) (20.0) (0.04) Asset impairment (11.0) (0.02) Merger costs (7.3) (0.01) (1) Pre-tax (2) After tax (3) Gain from IPO $25.1 Partial reversal of 4Q07 indemnification 12.4 (4) Net impact of MSR hedging $(18.8) Equity investment losses (2.7) Investment securities gains 1.4 24

2009 - 2008 Quarterly 25 Significant Items * Impacting Financial Performance Comparisons - Reconciliation

Income Statement 26

Net Income and EPS Trends

Net Income



($MM)
$500
$0
($500)
($1,000)
($1,500)
($2,000)
($2,500)
($3,000)
$127.1
$101.4
$75.1
($417.3)
($2,433.2)
1Q08
2Q08
3Q08
4Q08
1Q09

Earnings Per Share



$1.00
$0.00
($1.00)
($2.00)
($3.00)
($4.00)
($5.00)
($6.00)
($7.00)
($8.00)
$0.35
$0.25
$0.17
($1.20)
($6.79)
1Q08
2Q08
3Q08
4Q08
1Q09

Huntington

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Pre-tax, Pre-provision Income (1) 28 1Q08 259.6 2Q08 265.7 3Q08 310.8 4Q08 199.6 1Q09 224.6 (1) Excluding securities gains (losses) and amortization of intangibles

Amount 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 3Q07 0.0352 4Q07 0.0326 1Q08 0.0323 2Q08 0.0329 3Q08 0.0329 4Q08 0.0318 1Q09 0.0297 Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 3Q07 263.753 151.592 4Q07 388.296 1Q08 382.324 2Q08 395.49 3Q08 394.087 4Q08 380.006 1Q09 341.087 Change 1Q09 vs 4Q08: Liquidity management (7) bp Rate & other changes (6) Franklin (6) Nonaccrual loans (2) Total Change (21) bp Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 29 (1) Fully-taxable equivalent basis

Net Interest Margin - Yields & Rate Trends 30 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 E/A Yield 0.0572 0.0542 0.0523 0.0511 0.0489 0.0476 0.0489 0.0505 0.0521 0.0552 0.0572 0.0601 0.0621 0.0655 0.0673 0.0686 0.0698 0.0692 0.0725 0.0688 0.064 0.0585 0.0576 0.0557 0.0499 Int Brg Liab Rate 0.0226 0.0211 0.0193 0.0185 0.0171 0.0166 0.0182 0.0194 0.0227 0.0256 0.0282 0.0312 0.0343 0.0374 0.0402 0.0412 0.0414 0.042 0.0424 0.0409 0.0353 0.0285 0.0278 0.0274 0.0231 Fed Funds 0.0125 0.01 0.01 0.01 0.01 0.0125 0.0175 0.0225 0.0275 0.0325 0.0375 0.0425 0.0445 0.049 0.0525 0.0525 0.0525 0.0525 0.0518 0.0452 0.0306 0.0208 0.02 0.0106 0.0025 Net Int Margin 0.0363 0.0347 0.0346 0.0342 0.0336 0.0329 0.033 0.0338 0.0331 0.0336 0.0331 0.0334 0.0332 0.0334 0.0322 0.0328 0.0336 0.0326 0.0352 0.0326 0.0323 0.0329 0.0329 0.0318 0.0297 Earning asset yield Interest bearing liabilities rate Fed Funds rate Net Interest Margin

Managing Interest Rate Risk Net Interest Income at Risk = Interest Rate Risk + Business Risk Interest Rate Risk The exposure of income (short-term interest rate risk) and economic values (long-term interest rate risk) to changes in market interest rates Business Risk Examples: Credit and liquidity risk that change loan and deposit pricing and volumes versus expectations Deposit pricing competition that shrinks margins These examples cause net interest income volatility and should not be confused as hedgable interest rate risk 31

Managing Interest Rate Risk Philosophy Relatively stable net interest margin Maintain long-term perspective... avoid speculating on the short-term movement in interest rates Policy metrics to manage interest rate risk include: Net interest income at risk simulation model - short-term interest rate risk Economic Value of Equity at risk (EVE) - long-term interest rate risk Operate within established guidelines Net interest income at risk guideline limited to (4)% EVE at risk guideline limited to (12)% Long-term bias to be modestly liability sensitive Natural business flows typically asset sensitive Current positioning indicates a benefit to rising interest rates 32

Net Interest Income at Risk Forward Curve +2%, -2%, & -1% Gradual Change in Rates Managing Interest Rate Risk 2% Rate Rise 2% Rate Fall 1% Rate Fall 2Q01 -0.021 3Q01 -0.017 4Q01 -0.012 1Q02 -0.016 2Q02 -0.013 3Q02 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.001 2Q03 -0.008 -0.001 3Q03 -0.01 -0.003 4Q03 -0.005 -0.003 1Q04 -0.003 -0.005 2Q04 -0.001 -0.003 3Q04 0.005 -0.005 4Q04 0.002 -0.005 1Q05 0.01 -0.018 -0.008 2Q05 0.007 -0.024 -0.008 3Q05 0.007 -0.017 -0.006 4Q05 0.003 -0.013 -0.005 1Q06 0.003 -0.015 -0.005 2Q06 -0.008 0.021 0.02 3Q06 -0.009 0.003 0.001 4Q06 -0.004 0 0 1Q07 0.004 -0.001 0.002 2Q07 0.002 -0.002 0.001 3Q07 0.008 -0.008 -0.003 4Q07 0.022 -0.03 -0.013 1Q08 -0.007 -0.016 -0.004 2Q08 -0.006 -0.003 0 3Q08 0.008 -0.023 -0.007 4Q08 0.011 -0.003 -0.009 1Q09 0.023 0.001 -0.001 33

Managing Interest Rate Risk Modeled Exposure Net Interest Income at Risk (S-T measure) (1) bp change (200) bp (100) bp +100 bp +200 bp 3/31/09 0.1%(3) (0.1)%(3) 1.3% 2.3% 12/31/08 (0.3)%(3) (0.9)%(3) 0.6% 1.1% 9/30/08 (2.3) (0.7) 0.5 0.8 6/30/08 (0.3) 0.0 (0.3) (0.6) 3/31/08 (1.6) (0.4) (0.1) (0.7) Economic Value of Equity at Risk (L-T measure) (2) bp change (200) bp (100) bp +100 bp +200 bp 3/31/09 1.8% 1.2% (1.5)% (3.8)% 12/31/08 (3.4)% (1.0)% (2.6)% (7.2)% 9/30/08 0.4 1.5 (4.1) (8.9) 6/30/08 1.6 3.5 (5.5) (11.7) 3/31/08 1.6 2.3 (5.0) (11.3) (1) Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. (2) Estimated impact on the value of assets and liabilities assuming an immediate and parallel shift in the current yield curve. (3) Includes assumption that market rates do not decline below 0% over the next twelve month period. 34

Noninterest Income Trends 35 Linked Quarter

Noninterest Income Trends 36 Prior-year Quarter

Mortgage Banking Income ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Origination & secondary marketing $30.0 $7.2 $7.6 $13.1 $9.3 Servicing fees 11.8 11.7 11.8 11.2 10.9 Amortz. capitalized servicing (12.3) (6.5) (6.2) (7.0) (6.9) Other mortgage banking income 9.4 3.0 3.5 6.0 4.3 Sub-total 38.9 15.3 16.8 23.2 17.6 MSR recovery (10.4) (63.4) (10.3) 39.0 (18.1) Net trading gains (losses) 6.9 41.3 3.8 (49.7) (6.6) Total $35.4 $(6.7) $10.3 $12.5 $(7.1) Investor servicing portfolio (1) $16.3 B $15.8 B $15.7 B $15.8 B $15.1 B Weighted average coupon 5.86% 5.95% 5.95% 5.94% 5.97 % Originations $1.55 B $0.7 B $0.7 B $1.1 B $1.2 B Mortgage servicing rights (1) $167.8 MM $167.4 MM $230.4 MM $240.0 MM $191.8 MM MSR % of investor servicing portfolio (1) 1.03% 1.06% 1.46% 1.52% 1.27% (1) End-of-period 37

Noninterest Income Trends 4Q07 200.032 1Q08 201.322 2Q08 218.342 3Q08 210.795 4Q08 199.213 1Q09 222.182 Mrtg Bnk MSR-related Sec. gains (losses) Other (1) 4Q07 -11.766 -11.551 -6.158 1Q08 -24.706 1.429 57.707 2Q08 -10.697 2.073 26.712 3Q08 -6.468 -73.79 37.32 4Q08 -22.084 -127.082 17.052 1Q09 -3.506 2.067 18.359 Primary Fee Income Activities Other Activities ($MM) ($MM) 38 (1) Other income includes primarily other commercial fees, investment banking fees, automobile and other lease-related income and equity investment income (losses)

Service Charge Income

Deposit Service Charges


($MM)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$72.7
$79.6
$80.5
$75.2
$69.9
1Q08
2Q08
3Q08
4Q08
1Q09

Electronic Banking (1)


($MM)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$20.7
$23.2
$23.4
$22.8
$22.5
1Q08
2Q08
3Q08
4Q08
1Q09

(1) Includes check card and ATM fees

Huntington

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Trust and Brokerage / Insurance Income



Trust Services
($MM)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$34.1
$33.1
$31.0
$27.8
$24.8
1Q08
2Q08
3Q08
4Q08
1Q09



Brokerage / Insurance
($MM)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$36.6
$35.7
$34.3
$31.2
$39.9
1Q08
2Q08
3Q08
4Q08
1Q09

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Expense Trends Linked Quarter 41

Expense Trends 42 Prior-year Quarter

Noninterest Expense Trends Personnel Other 1Q08 201.943 149.621 2Q08 199.991 158.485 3Q08 184.827 134.706 4Q08 196.785 174.122 1Q09 175.932 173.989 4Q07 11925 1Q08 11787 2Q08 11251 3Q08 10901 4Q08 10951 1Q09 10533 Noninterest Expense (1) Number of Employees (FTE) ($MM) 43 (1) Excluding amortization of intangibles

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Efficiency Ratio - Reported 0.663 0.625 0.6 0.671 0.651 0.623 0.663 0.664 0.637 0.618 0.574 0.57 0.583 0.581 0.578 0.633 0.592 0.578 0.577 0.735 0.57 0.569 0.503 0.646 0.605 Efficiency Ratio - Adjusted 0.579 0.555 0.513 0.58 0.597 0.565 0.595 0.575 0.607 0.586 0.559 0.561 0.57 0.567 0.568 0.589 0.59 0.569 0.53 0.612 0.6 0.544 0.53 0.648 0.598 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Ratio Trend slide for a reconciliation between GAAP and adjusted revenue and expenses. (1) 44

Operating Leverage & Efficiency Ratio Trends 45

Balance Sheet 46

Balance Sheet - Assets 47

Balance Sheet - Liabilities & Shareholders' Equity 48

Investment Securities 49

Investment Securities 4Q05 0.146 1Q06 0.155 2Q06 0.158 3Q06 0.155 4Q06 0.138 1Q07 0.134 2Q07 0.123 3Q07 0.099 4Q07 0.095 1Q08 0.094 2Q08 0.097 3Q08 0.098 4Q08 0.094 1Q09 0.0950376 Investment Securities Average Balances % of Average Earning Assets ($MM) Investment Securities 4Q05 4290 0.0496 1Q06 4686 0.0523 2Q06 5050 0.0551 3Q06 4945 0.0564 4Q06 4386 0.0613 1Q07 4186 0.0621 2Q07 3882 0.062 3Q07 4626 0.0619 4Q07 4496 0.061 1Q08 4477 0.0588 2Q08 4688 0.0569 3Q08 4687 0.0573 4Q08 4478 0.0594 1Q09 4426 0.0571 50

Auto Trust 210 Pooled Trust Pfrd (1) 131 Alt-A Mortg. 356 Prime CMO 512 Agency 1742 Other 62 TLGP Debt 187 US Treas & Agency 1153 FRB/FHLB Stock 427 Municipal Bonds 125 Asset Backed 696 Mortgage Backed 2254 AFS Securities Overview - 3/31/09 Total Fair Value - $4.9 Billion ($MM) Mortgage & Asset Backed Primarily trust preferreds for banks / insurance companies Note: Ratings are averages within the category based on lowest publicly available rating AA- BBB- AAA BBB- BBB- 51 AAA A- AA+ AAA A

Investment Securities - Assessment (1) 52 Par Value Book Value Market Value OCI Alt-A mortgage backed $543 MM $365 MM $356 MM $(6) MM - Purchased 2006 % to Par Value 66% - 25 securities - senior tranche - 10/1 ARMs or 15 / 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validation Trust preferred 299 282 131 (98) - Purchased 2003-2005 % to Par Value 44% - 16 pools with 480 separate issues - 87% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - Cash flow analysis performed quarterly to test for OTTI with third-party validation Prime CMOs 663 650 512 (90) - Purchased 4Q03-4Q07 % to Par Value 77% - 32 securities - Cash flow analysis performed monthly to test for OTTI with quarterly third-party validation Total $1,505 MM $1,297 MM $999 MM $(194) MM 3/31/09 OCI - accumulated other comprehensive income; tax adjusted OTTI - other-than-temporary impairment

Mortgage Backed Agency Asset Backed Muni's Treasuries TLGP Debt Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0 0.0374 12/31/06 0.429 0.034 0.362 0.136 0.001 0 0.038 12/31/07 0.521 0.033 0.193 0.154 0 0 0.099 12/31/08 0.5 0.13 0.11 0.16 0 0 0.1 3/31/09 0.47 0.22 0.14 0.03 0.01 0.04 0.09 Available for Sale Securities Mix 3/31/09 $4.9 B 5.1 Years 12% / 88% (1) 12/31/06 $4.4 B 3.2 Years 14% / 86% (1) 12/31/07 $4.5 B 3.5 Years 7% / 93% (1) 12/31/08 $4.4 B 5.2 Years 12% / 88% (1) 53 (1) Variable-rate / fixed-rate; ARM's > 1 year classified as fixed-rate

AAA AA A BBB Not Rated / BBB- and lower FRB & FHLB Stock 12/03 0.798 0.088 0.057 0.022 0.018 0.017 12/04 0.6 0.09 0.25 0.05 0.01 0.02 12/05 0.581 0.145 0.235 0.038 0 0.02 12/06 0.8233 0.062 0.094 0.021 0 0.035 12/07 0.891 0.047 0.057 0.001 0.004 0.093 12/08 0.689 0.142 0.076 0.016 0.077 0.099 3/09 0.795 0.04 0.037 0.034 0.094 0.089 Investment Securities - Credit Quality (1) 54 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation

Loan Portfolio Overview 55

Credit Exposure Composition ($MM) 3/31/09 3/31/09 12/31/08 12/31/08 12/31/07 12/31/07 12/31/06 12/31/06 12/31/05 12/31/05 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $13.8 35% $13.5 33% $13.1 33% $7.8 30% $6.8 28 % Commercial real estate 9.3 23 10.1 24 9.2 23 4.5 17 4.0 16 Total commercial 23.0 58 23.6 58 22.3 56 12.4 47 10.8 44 Auto loans 2.9 7 3.9 10 3.1 8 2.1 8 2.0 8 Auto direct fin. leases 0.5 1 0.6 1 1.2 3 1.8 7 2.3 9 Home equity 7.7 19 7.6 18 7.3 18 4.9 19 4.8 19 Residential real estate 4.8 12 4.8 12 5.4 14 4.5 17 4.2 17 Other consumer 0.7 2 0.7 2 0.7 2 0.4 2 0.4 1 Total consumer 16.5 42 17.5 42 17.7 44 13.8 53 13.6 55 Total loans & leases 39.5 100 41.1 100 40.1 100 26.2 100 24.5 99 Auto operating leases 0.2 -- 0.2 -- 0.1 - - - - 0.2 1 Total credit exposure $39.7 100% $41.3 100% $40.1 100% $26.2 100% $24.7 100 % Total auto exposure (1) $3.6 9% $4.7 11% $4.3 11% $3.9 15% $4.5 18% (1) As % of total loans and leases + auto operating leases + auto loans securitized 56

Other 656.868 Auto loan/lease 3361.905 Residential mortgages 4837 Home equity 7663 CRE 9261.024 C&I 13767.983 SFHB 1240 Other CRE 8021 Credit Portfolio Overview - 3/31/09 $39.5 Billion ($MM) CRE 57

Loan and Lease Trends 58 Linked Quarter

Loan and Lease Trends 59 Prior-year Quarter

60 Franklin Credit Relationship

Improved alignment of interest beginning in 12/08 as evidenced by: $22.4 million in collections in March Material increase in OREO sales proceeds evident over the last 4 months $8.5 million in incremental payoffs from refinance efforts Expected April results slightly higher than March Interest collections remained consistent over the past 4 months Positions us to leverage the FCMC platform to more rapidly reduce exposure to this portfolio Huntington will provide refinancing process for secondary market eligible borrowers FCMC will manage collections, short-term deferrals, loan modifications, and short sale activities Franklin Credit - Cash Flow Review (1) 61 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 Principal 15.7 15.4 15.2 14.3 17.8 12.4 11.8 11 10.4 7.1 6.9 6 4.4 4.2 11 Interest 11.4 10.9 10.9 9.7 9.9 8.7 8.5 7.6 8 7.2 6.5 6 5.8 5.8 5.2 OREO Net Proceeds 1.6 2.3 3.2 3.1 2.7 3.2 5.3 3 4.8 4.2 3.1 7.2 5.4 6.7 6.8 Other Fees 1.3 1.2 1.2 1.6 1.5 1.1 1.1 1.2 1.4 1.1 1 0.6 0.5 0.4 0.5 Required P&I & SG&A Expense 19.4 19.3 19.6 19.7 18.9 19.1 20.7 18.6 18.6 19.5 20.3 19.4 19.4 19.4 19.4 ($MM) (1) Total FCMC relationship including other participants 61 $56.7 MM Total Cash Collections 1Q09

Franklin Impact 62 Change 3/31/09 vs. 12/31/08 ($MM) Assets NALs OREO Total NPAs Loans and Leases C&I $(650.2) $(650.2) $(650.2) Residential mortgage 427.9 360.1 360.1 Home equity 65.6 6.0 6.0 Total (156.7) (284.1) (284.1) OREO assets 79.6 -- $79.6 79.6 Total $(77.1) $(284.1) $79.6 $(204.5) Change in Total Franklin Exposure 3/31/09 12/31/08 Change Loans outstanding $493.6 $650.2 Less: Allowance for loan and lease losses -- (130.0) OREO 79.6 -- Less: Participant interest liability (95.8) -- $477.3 $520.2 $(42.9)

Commercial Loans and Leases 63

Public Admin & Other 0.01 Agriculture 0.0093 Energy 0.0194 Transportation 0.0373 Wholesale Trade 0.0444 Construction 0.056 Manufacturing 0.1038 Retail Trade 0.1011 Services 0.2058 Finance, Insurance, RE 0.414 Total Commercial Loans - 3/31/09 By Industry Sector Loans Outstanding - $23.0 Billion 64

< $5 MM 42387 $5+ MM 851 Total Commercial Loans - 3/31/09 # of Loans by Size Loans by Dollar Size (1) $5 MM - < $10 MM 526 $10 MM - < $25 MM 288 $25 MM - < $50 MM 53 > $50 MM 6 Total 873 Loans Outstanding - $23.0 Billion < $5 MM 0.5659 $5 MM - < $10 MM 0.1589 $10 MM - <$25 MM 0.1867 $25 MM - < $50 MM 0.0703 $50 MM + 0.0182 56% 16% 19% 7% 2% 873 2% 42,576 98% 65

Commercial Loans Average Balances ($B) C&I CRE Small Business C&I/CRE 1Q04 4.44 3.149 1.974 2Q04 4.555 3.191 2.018 3Q04 4.298 3.427 2.081 4Q04 4.503 3.429 2.136 1Q05 4.71 3.525 2.183 2Q05 4.901 3.583 2.23 3Q05 4.708 3.642 2.251 4Q05 4.95 3.6 2.23 1Q06 6.773 4.357 2.035 2Q06 7.287 4.669 2.351 3Q06 7.478 4.561 2.413 4Q06 7.736 4.576 2.421 1Q07 7.987 4.472 2.449 2Q07 8.167 4.651 2.473 3Q07 13.036 8.98 4.267 4Q07 13.27 9.053 4.207 1Q08 13.343 9.287 4.213 2Q08 13.631 9.601 3Q08 13.629 9.816 4Q08 13.746 10.218 1Q09 13.541 10.112 (6)% (4)% Linked-quarter % Change (1) (1) Annualized 66 $23.7 Billion

67 Public Admin. & Unclass. 0.0122 Agriculture 0.0145 Energy 0.0307 Contractors & Construction 0.0376 Transportation 0.0547 Wholesale Trade 0.071 Retail Trade 0.1616 Finance & Real Estate 0.1664 Manufacturing 0.1706 Services 0.2807 Total C & I Loan Portfolio Composition - 3/31/09 By Industry As % of Outstandings 67 Services Finance & Real Estate Manufacturing Retail Trade Wholesale Trade Transportation Energy Cont. & Const. P/A & Unclass Agriculture Percentage 0.2807 0.1664 0.1706 0.1616 0.071 0.0547 0.0307 0.0376 0.0122 0.0145 Loans Outstanding - $13.8 Billion

68 Other 0.0032 East Michigan 0.0357 Indiana 0.0378 Mahoning Valley 0.0393 Pittsburgh 0.0524 West Virginia 0.0542 Northwest Ohio 0.0586 Akron/Canton 0.068 HBEF 0.0741 Southern OH/KY 0.079 Cleveland 0.086 West Michigan 0.0923 Dealer Sales 0.0915 Central Ohio 0.2281 Total C & I Loan Portfolio Composition - 3/31/09 68 Central Ohio Dealer Sales W. Michigan Cleveland Southern OH/KY HBEF Akron/Canton West Virginia Northwest Ohio Pittsburgh Indiana E. Michigan Mahoning Valley Other Percentage 0.2281 0.0915 0.0923 0.086 0.079 0.0741 0.068 0.0542 0.0586 0.0524 0.0378 0.0357 0.0393 0.0032 (1) Regional data does not reflect most recent reorganization to 5 Areas from 11 Regions By Region As % of Outstandings (1) Loans Outstanding - $13.8 Billion

69 <$500M 0.2188 $500M - <$1MM 0.101 $1MM - <$5MM 0.3043 $5MM - <$10MM 0.1503 $10MM - <$20MM 0.1279 $20MM - <$50MM 0.0753 $50MM and greater 0.0224 Total C & I Loan Portfolio Composition - 3/31/09 By Loan Outstanding Obligor Size & Number of Obligors 69 4 38 131 301 1,976 1,963 31,424 Loans Outstanding - $13.8 Billion

Loans Outstanding - $13.8 Billion Risk Mitigation Focus on Ideal Huntington Client within our footprint Granular portfolio with geographic and sector diversification Seeking measured growth - have not sacrificed credit quality and profitability for short-term growth 1Q09 portfolio growth was associated with new loans to existing customers Commercial & Industrial Lending (1) NALs / Loans (3) NCOs / Average Loans (2) Amount 2Q07 0.0036 3Q07 0.0044 4Q07 0.0052 1Q08 0.0035 2Q08 0.004 3Q08 0.0095 4Q08 0.0158 1Q09 0.0255 (1) 3/31/09; excluding Franklin Credit (2) Annualized (3) Period end Amount 1Q08 0.0082 2Q08 0.0128 3Q08 0.0139 4Q08 0.0219 1Q09 0.0289 70

Loans Outstanding: $13.8 Billion (2) Net charge-offs 1Q09: 255 bp 2008: 83 bp Diversified by sector and geographically within our Midwest footprint Granular 3 loans >$50 million... 1% of portfolio 51 loans $25-$50 million... 7% of the portfolio Focus on middle market companies with $10-$100 MM in sales Experiencing an increasing trend in NALs and losses 1Q09 4Q08 3Q08 2Q08 30+ days past due & accruing 0.67% 1.08% 0.90% 0.72% 90+ days past due & accruing 0.00% 0.08% 0.18% 0.07% Nonaccrual loans 2.89% 2.19% 1.39% 1.28% ACL 2.49% 2.44% 2.19% 2.10% Higher 2009 NCOs consistent with 2008 ACL build Portfolio Overview - Commercial & Industrial (1) 71 Excluding Franklin Credit 3/31/09

73 C&I Loans to Auto Industry (1) Outstandings (2) ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Loans to suppliers $ 242 $ 215 $ 226 $ 237 $ 264 Dealer floorplan 944 961 745 839 846 Dealer non-floorplan 347 346 352 339 336 Total $1,533 $1,521 $1,323 $1,414 $1,446 NPLs Suppliers 6.44% 6.71% 2.36% 2.23% 1.58 % Dealers 0.56 -- -- 0.16 Net charge-offs (3) Suppliers 1.90% 0.54% 1.37% 4.22% 3.77 % Dealers 0.07 0.05 0.06 0.06 -- (1) Period end (2) Companies with > 25% of their revenue from the auto industry (3) Trailing 12-month; % annualized 73

Agriculture 0.0001 Recreational 0.0046 Raw Land & Other Land Uses 0.0211 Health Care 0.0304 Hotel 0.034 Warehouse & Industrial 0.117 Non Project Loans 0.1224 Office 0.1245 Single Family Home Builder 0.1331 Multi Family 0.1585 Retail Properties 0.2542 Commercial Real Estate Loans - 3/31/09 By Property Type By Borrower Location Loans Outstanding - $9.3 Billion Ohio Michigan Pennsylvania Indiana Florida West Virginia Kentucky Other (35) 0.59 0.11 0.06 0.05 0.03 0.02 0.02 0.12 Pennsylvania 6% Ohio 59% Kentucky 2% West Virginia 2% Other (35) 12% 74 < 1% (1) (1) Primarily represents working capital lines to top tier CRE companies < 1% Michigan 11% Indiana 5% Florida 3%

75 Construction Mini-Perm Permanent Non Project Loans Line/Letter of Credit 0.22 0.34 0.27 0.12 0.05 Total CRE Loan Portfolio Composition - 3/31/09 By Property Location By Loan Type $9.3 Billion - ($10.1 billion at 12/31/08) (1) Permanent 27% Mini-perm 38% Construction 17% Non Project Loans 13% 75 Other (33) 0.122 Kentucky 0.015 West Virginia 0.032 Florida 0.035 Indiana 0.059 Pennsylvania 0.067 Michigan 0.142 Ohio 0.528 Line/Letter of Credit 5% (1) Decline reflects reclassification of $800 MM owner-occupied to C&I

Other 0.005 Raw land & other land uses 0.021 Health Care 0.03 Hotel 0.034 Industrial & warehouse 0.116 Lines to real estate companies 0.122 Office 0.124 Single family home builder 0.134 Multi family 0.158 Retail properties 0.256 76 Total CRE Loan Portfolio Composition - 3/31/09 By Property Type By Property Location Ohio Michigan Pennsylvania Indiana Florida W. Virginia Kentucky Other (33) 0.528 0.142 0.067 0.059 0.035 0.032 0.015 0.122 76 < 1% $9.3 Billion - ($10.1 billion at 12/31/08) (1) (1) Decline reflects reclassification of $800 MM owner-occupied to C&I

Portfolio Overview- Commercial Real Estate 77 (1) 3/31/09 Loans Outstanding: $9.3 Billion (1) Net charge-offs 1Q09: 327 bp 2008: 71 bp Single Family Homebuilder ($1.2 Billion; $1.6 million average loan size) Weakest commercial loan segment Diversified geographically within our Midwest footprint CRE - Retail ($2.4 billion; $2.1 million average loan size) Elevated level of problem credit with increased deterioration in 4Q08 Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirements Total CRE Industrial, multifamily, and office portfolios performing to expectations 1Q09 4Q08 3Q08 2Q08 30+ days past due & accruing 1.36% 2.44% 2.22% 1.55% 90+ days past due & accruing 0.00% 0.59% 0.59% 0.25% Nonaccrual loans 6.80% 4.41% 3.02% 2.70% ACL 3.90% 3.30% 2.56% 2.32% Higher 2009 NCOs consistent with 2008 ACL build

78 Portfolio Performance by Segment - as of 3/31/09 78 Total CRE Loan Portfolio Asset Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL CRE (Exc. SFHB & Retail) $5,654 1.07% 8.91% 4.69% 2.54% Single Family Homebuilder 1,240 2.20 38.72 23.33 8.71 Retail 2,367 1.63 12.19 4.34 4.56 Total CRE $9,261 1.36% 13.71% 6.80% 3.90%

(1) 3/31/09; $2.1 B Construction + $7.2 B Nonconstruction (2) Annualized (3) Period end Loans Outstanding - $9.3 Billion (1) Risk Mitigation Granular portfolio with geographic and project diversification throughout our footprint LTV, debt service coverage, and equity requirements underwritten to appropriate standards Construction lending targeted to major metro markets Enforced standard pre-leasing requirements for office and retail property types 1Q09 production centered in additional loans to existing borrowers Commercial Real Estate Lending NALs / Loans (3) NCOs / Average Loans (2) Construction Nonconstruction 4Q06 0.0135 0.0002 1Q07 0 0.0005 2Q07 0.0092 0.0123 3Q07 0.0048 0.0014 4Q07 0.0144 0.0078 1Q08 0.0002 0.0023 2Q08 0.0011 0.0077 3Q08 0.0068 0.0039 4Q08 0.0045 0.0177 1Q09 0.0505 0.0283 Total CRE 4Q06 0.0088 1Q07 0.0104 2Q07 0.0183 3Q07 0.0107 4Q07 0.0162 1Q08 0.0192 2Q08 0.027 3Q08 0.0302 4Q08 0.0441 1Q09 0.068 79

80 By Property Type 80 Total CRE Loan Portfolio Credit Quality Data Net Charge-offs Quarter Ended March 31, 2009 Net Charge-offs Quarter Ended March 31, 2009 Net Charge-offs Quarter Ended March 31, 2009 Nonaccrual Loans At March 31, 2009 Nonaccrual Loans At March 31, 2009 ($MM) Amount Annualized % % of Total Amount % of Total Single family home builders $29.6 8.16% 35.8% $289.2 45.9% Retail properties 25.3 5.00 30.6 102.7 16.3 Multi family 12.0 2.85 14.5 65.6 10.4 Lines to real estate companies 8.0 2.45 9.6 38.3 6.1 Office 3.5 1.05 4.2 36.1 5.7 Raw land & other land uses 3.0 5.32 3.6 25.5 4.0 Industrial and warehouse 1.2 0.39 1.5 50.6 8.0 Other 0.3 0.16 0.3 21.8 3.5 Total CRE $82.8 3.27% 100.0% $629.9 100.0%

81 81 Single Family Home Builder Portfolio Reconciliation 12/31/08 Balance $1,589 MM Less: Mobile Home Parks (93) Less: 1-4 Family Rentals (206) Less: Other net changes (50) 3/31/09 Balance $1,240 MM The elimination of Mobile Home Parks and 1-4 Family Rental Properties is consistent with industry practices in the definition of this segment Significant additional project level information now available for portfolio analysis Outstandings will decline over 2009 No new originations Limited future fundings associated with cost to complete

Loans Outstanding - $1.2 Billion (1) Portfolio Characteristics Granular portfolio - only 15 projects over $10 million Geographic diversification Primary customers are middle market builders building 50-100 homes per year, limited production builder exposure Continuous monitoring Increased reserves based on increasing risks in the portfolio 82 (1) Period end (2) 1Q09 decline form 4Q08 reflects reclassification of certain loans to owner-occupied C&I Single Family Home Builder Exposure ($MM) 1Q09 (2) 4Q08 3Q08 2Q08 1Q08 Vertical construction $847 $1,096 $1,103 $1,135 $1,148 Land under development 198 236 267 278 313 Land held for development 194 257 225 230 234 Total $1,240 $1,589 $1,596 $1,645 $1,695

Loans Outstanding - $1.2 Billion (1) Portfolio Performance 83 Single Family Home Builder Exposure ($MM) 1Q09 (3) 4Q08 3Q08 2Q08 1Q08 30+ days PD & accruing (2) - $ $267 $228 $229 $159 $143 - % 21.5% 14.4% 14.4% 9.7% 8.4% Classified - $ $480 $369 $287 $245 $210 - % 38.7% 23.2% 18.0% 14.9% 12.4% NALs (included in Classified) - $ $289 $200 $144 $118 $78 - % 23.3% 12.6% 9.0% 7.2% 4.6% ACL - $ $108 $102 $76 $70 $59 - % 8.7% 6.4% 4.7% 4.3% 3.5% Net charge-offs - $ $29.6 $23.3 $8.7 $3.2 $1.4 (annualized) - % 8.16% 5.86% 2.19% 0.78% 0.33% (1) Period end (2) Includes NALs (3) 1Q09 reflects reclassification of certain loans to owner-occupied C&I

84 Period end CRE - Retail Exposure ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Retail exposure trends $2,367 $2,241 $2,173 $2,064 $2,007 Loans Outstanding - $2.4 Billion (1) Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loan Intensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements

Loans Outstanding - $2.4 Billion (1) Portfolio Performance 85 CRE - Retail Exposure ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 30+ days PD & accruing (2) - $ $121 $137 $95 $78 $43 - % 5.11% 5.1% 3.6% 3.1% 1.7% Classified - $ $289 $165 $131 $98 $87 - % 12.2% 6.1% 4.9% 3.9% 3.5% NALs (included in Classified) - $ $103 $95 $56 $55 $16 - % 4.3% 3.5% 2.1% 2.2% 0.6% ACL - $ $108 $59 $53 $46 $44 - % 4.6% 2.2% 2.0% 1.8% 1.8% Net charge-offs - $ $25.3 $7.8 $6.5 $0.5 $1.1 (annualized) - % 5.00% 1.16% 0.97% 0.08% 0.18% Period end Includes NALs

Consumer Loans and Leases 86

Auto loans 0.18 Auto leases 0.03 Home equity 0.47 Residential mortgage 0.29 Other consumer 0.04 Consumer Loans and Leases - 3/31/09 By Type ($MM) Amt Pct Auto loans $2.9 18 % Auto leases 0.5 3 Home equity * 7.7 46 Residential real estate 4.8 29 Other consumer 0.7 4 Total consumer $16.5 100% * Home equity lines $ 4.7 Home equity loans 3.0 87

Auto Direct Finance Leases Auto Operating Leases 3Q02 0.461 2.597 4Q02 0.759 2.328 1Q03 1.006 2.076 2Q03 1.306 1.802 3Q03 1.59 1.565 4Q03 1.802 1.355 1Q04 1.99 1.17 2Q04 2.139 0.97 3Q04 2.25 0.79 4Q04 2.388 0.64 1Q05 2.461 0.51 2Q05 2.468 0.39 3Q05 2.424 0.29 4Q05 2.34 0.22 1Q06 2.221 0.16 2Q06 2.1 0.11 3Q06 1.976 0.07 4Q06 1.838 0.04 1Q07 1.698 0.023 2Q07 1.551 0.009 3Q07 1.423 0.004 4Q07 1.272 0.033 1Q08 1.09 0.099 2Q08 0.91 0.168 3Q08 0.768 0.213 4Q08 0.636 0.24 1Q09 0.517 0.237 Auto loans Auto loans Securitized loans 2Q02 3Q02 2.764 1.15 4Q02 2.94 1.12 1Q03 3.079 1.09 2Q03 2.83 1.08 3Q03 3.594 0.05 4Q03 3.529 0.04 1Q04 3.041 0.03 2Q04 2.337 3Q04 1.857 4Q04 1.913 1Q05 2.008 2Q05 2.069 3Q05 2.078 4Q05 2.02 1Q06 1.99 2Q06 2.04 3Q06 2.079 4Q06 2.111 1Q07 2.215 2Q07 2.322 3Q07 2.499 0.432 4Q07 3.052 1Q08 3.309 2Q08 3.636 3Q08 3.856 4Q08 3.899 1Q09 3.837 Auto Loans & Leases Auto Loans Auto Leases (Avg. $B) 88 24 Quarterly Growth Rate (1) - Annualized % 4 (6) 40 (Avg. $B) (43) Quarterly Growth Rate (1) - Annualized % (55) (36) (38) (1) Annualized (2) Operating leases originated since 10/1/07, included in Other Assets $1.19 $1.08 $0.88 Operating leases Direct finance leases $0.98 $0.75

Loans / Leases Outstanding: $3.4 Billion (1) Net charge-offs 1Q09: 166 bp FY08: 121 bp Consistency of strategy and commitment to dealers Focus on high service quality and high quality full dealer relationships Since 2001 focused on super-prime customers... >740 FICOs and >750 FICOs in 1H08 Credit quality continues to perform within expectations 1Q09 (2) 4Q08 3Q08 2Q08 30+ days PD & accruing 2.22% 2.12% 1.74% 1.48% 90+ day PD & accruing 0.37% 0.35% 0.26% 0.24% Portfolio Overview - Indirect Automobile Loans / Leases 89 (1) 3/31/09 (2) Increase in 1Q09 was a function of the $1 billion securitization.

Loans Outstanding - $3.4 Billion (1) Huntington differentiates itself by: Consistency of strategy and commitment to service Commitment to service quality for the full dealer relationship Fully automated origination and booking system Robust data modeling capabilities Comfortable with current risk profile: Lease portfolio is declining due to the strategic exit of the business in 4Q08. The declining portfolio balance creates a higher loss rate with more volatility. 2008 loan production was strong on both volume and quality Securitization structure closed in 1Q09 Indirect Auto Lending 90 (1) Period end; includes auto loans and leases

Indirect Auto Loan Portfolio Performance 1Q09 4Q08 3Q08 2Q08 1Q08 4Q07 3Q07 2Q07 Portfolio Performance Portfolio Performance 30+ days PD & accruing % 2.20% 2.09% 1.68% 1.43% 1.45% 1.94% 1.55% 1.27% Year-to-Date NCO % 1.56% 1.12% 0.98% 0.95% 0.97% 0.65% 0.53% 0.40% Origination Quality Origination Quality Avg FICO 756 751 751 752 752 745 743 744 Avg. LTV 93% 93% 96% 96% 93% 95% 98% 98% Expected cumulative loss 1.00% 1.01% 1.19% 1.24% 1.26% 1.58% 1.66% 1.66% Orig. ($MM) $399 $360 $501 $673 $679 $487 $474 $503 Vintage Performance Vintage Performance 6 month losses 0.21% 0.18% 0.12% 0.22% 0.23% 0.20% 9 month losses 0.42% 0.38% 0.63% 0.63% 0.47% 12 month losses 0.67% 0.99% 0.95% 0.76% 91

Indirect Auto Loan & Lease Production ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 4Q07 3Q07 2Q07 Loans Loans Production $ 399 $ 360 $ 501 $ 673 $ 679 $ 487 $ 474 $ 503 % new vehicles 31% 41% 41% 44% 44% 44% 47% 49% Avg. LTV (1) 93% 93% 96% 96% 93% 95% 98% 98% Avg. FICO (1) Avg. FICO (1) 756 751 751 752 752 745 743 744 Leases (2) Leases (2) Production $ -- $ 24 $ 44 $ 74 $ 68 $ 77 $ 82 $ 90 % new vehicles -- 98% 98% 97% 98% 97% 95% 96% Avg. residual -- 43% 43% 43% 44% 44% 46% 45% Avg. LTV (1) -- 88% 96% 102% 102% 102% 95% 96% Avg. FICO (1) -- 769 770 765 764 761 759 755 92 (1) At origination (2) Originated as operating leases since 10/1/07; previously originated as direct financing leases

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 >740 205.16 236.18 218.38 235.28 374.09 369.13 276.74 194.34 237.7 700-739 133.42 152.57 147.67 144.73 195.9 199.97 147.48 109.93 108.5 670-699 82.72 91.24 84.27 81.09 85 83.98 61.11 43.33 42.5 <670 26.07 22.84 23.51 25.95 23.97 19.64 15.37 12.56 10.3 Indirect Auto Loans - Bookings by FICO Score Range Beginning in 4Q07 there was a concerted effort to decrease the number of borrowers with an origination score below 670 The under 700 originations are significantly lower in the more recent origination periods 93 ($MM)

Indirect Auto Loans - Portfolio Composition by Rescored FICO Accounts with updated FICO scores <600 have remained constant over time, and showed a slight decline with the November 2008 re-score results The bulk of the portfolio losses in a 12-month period come from the <600 re-score segment 94 6/07 9/07 12/07 3/08 6/08 9/08 12/08 3/09 <600 0.089535205 0.095692143 0.097267529 0.110622042 0.096985766 0.098907283 0.104065318 0.116 600-659 0.123959162 0.129409866 0.125725874 0.131289385 0.120573137 0.125045223 0.124039763 0.123 660-719 0.261982684 0.267443305 0.268716876 0.268362304 0.266534149 0.284723023 0.284955013 0.275 720+ 0.462495719 0.457296597 0.4501254 0.439718799 0.447750907 0.483851812 0.479051227 0.486 Unknown 0.06202723 0.050158088 0.058164321 0.050007471 0.068156041 0.007472658 0.007888678 0

95 Indirect Auto Lending - Credit Risk Management Strategies Performance Drivers Borrower quality - as measured at origination by FICO score - Super Prime with consistent increasing trend FICO score distribution - consistent decline in <670 levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Loan to value - Significantly reduced LTV across all origination segments Geography - Eliminated some under-performing national markets Decision type - Significantly reduced the level of underwriter overrule decisions Used car values - Signs of stabilization in the Manheim Market Index in December and January after significant decline from 2007 levels Risk Recognition 80% of losses recognized in first 24 months on books Shape of cumulative loss curves has remained steady Loss trends are predictive

96 Home Equity Loans/Lines Residential Mortgages Other 1Q04 3.833 2.674 0.402 2Q04 4.145 2.986 0.397 3Q04 4.408 3.484 0.39 4Q04 4.585 3.695 0.383 1Q05 4.676 3.919 0.374 2Q05 4.75 4.08 0.377 3Q05 4.801 4.157 0.387 4Q05 4.781 4.17 0.393 1Q06 4.833 4.31 0.447 2Q06 5.029 4.63 0.448 3Q06 5.041 4.748 0.43 4Q06 4.973 4.635 0.43 1Q07 4.913 4.496 0.422 2Q07 4.973 4.351 0.424 3Q07 7.468 5.456 0.534 4Q07 7.297 5.437 0.728 1Q08 7.274 5.351 0.713 2Q08 7.365 5.178 0.699 3Q08 7.453 4.812 0.67 4Q08 7.523 4.737 0.678 1Q09 7.577 4.611 0.671 Residential Real Estate Loans Average Balances ($B) 4% (14)% Year-over-Year % Change 3% (11)% Linked-quarter % Change (1) (1) Annualized 96

Residential Real Estate Trends (Average $MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Home equity loans / lines $7,577 $7,523 $7,453 $7,365 $7,274 Residential mortgage 4,611 4,737 4,812 5,178 5,351 Interest only 678 697 699 702 799 Alt-A 436 450 468 484 532 Total $12,188 $12,260 $12,265 $12,543 $12,625 Outstandings 97

Home Equity Loans / Lines



Home Equity Loans / Lines
(Avg. $MM)
Quarterly Growth Rate – Annualized %
5%
5%
4%
3%
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$7,274
$7,365
$7,453
$7,523
$7,577
1Q08
2Q08
3Q08
4Q08
1Q09

Huntington

98

Loans / Lines Outsanding: $7.7 Billion (1) Net charge-offs 1Q09: 93 bp 2008: 91 bp Focused on geographies within our Midwest footprint Focused on high quality borrowers... >730 FICOs Began exit of broker channel in 2005... <10% of outstandings today Conservative underwriting - manage the probability of default 70%+ of HELOC borrowers consistently make monthly principal payments High risk borrower actions Updated collateral values Increased proactive contact via servicing group Capped lines Credit quality continues to perform within expectations 1Q09 4Q08 3Q08 2Q08 30+ days PD & accruing 1.49% 1.61% 1.18% 1.18% 90+ day PD & accruing 0.47% 0.38% 0.31% 0.36% Portfolio Overview - Home Equity Loans / Lines 99 (1) 3/31/09

Loans 4Q06 0.0031 1Q07 0.0033 2Q07 0.0034 3Q07 0.0032 4Q07 0.0033 1Q08 0.0036 2Q08 0.0039 3Q08 0.0037 4Q08 0.0033 1Q09 0.0049 Loans 4Q06 0.0047 1Q07 0.0049 2Q07 0.0043 3Q07 0.0058 4Q07 0.0067 1Q08 0.0084 2Q08 0.0094 3Q08 0.0085 4Q08 0.0102 1Q09 0.0093 Home Equity Lending NALs / Loans (5) NCOs / Average Loans (5) (1) 3/31/09 (2) Primarily fixed-rate (3) At origination (4) Primarily variable-rate (5) Period end loans / lines ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 3Q06 2Q06 Loans (2) Production $39 $41 $97 $159 $ 204 $ 144 $ 248 $ 357 $295 $190 $ 250 $ 293 Avg. FICO (3) 743 736 740 744 739 737 743 743 742 735 738 737 Avg. LTV (3) 59% 64% 65% 65% 67% 69% 69% 67% 66% 68% 65% 64% Lines (4) Production $522 $410 $442 $647 $ 440 $ 433 $ 358 $ 364 $ 378 $ 267 $ 336 $ 443 Avg. FICO (3) 763 758 756 755 751 748 748 748 746 742 739 741 Avg. LTV (3) 75% 73% 73% 74% 76% 75% 77% 76% 75% 76% 75% 75% Production 100 Loans Outstanding - $7.7 Billion (1)

Home Equity Loans and Lines - Channel Trends Retail Broker 3/05 3781 1033 4/05 3754 1119 5/05 3770 1116 6/05 3803 1114 7/05 3814 1108 8/05 3820 1099 9/05 3825 1092 10/05 3821 1082 11/05 3816 1067 12/05 3824 1046 1/06 3828 1033 2/06 3831 1016 3/06 3828 994 4/06 4241 981 5/06 4245 962 6/06 4255 949 7/06 4264 934 8/06 4257 918 9/06 4235 920 10/06 4215 900 11/06 4195 882 12/06 4177 867 1/07 4166 854 2/07 4183 832 3/07 4215 807 4/07 4254 802 5/07 4268 783 6/07 4298 767 7/07 6723 756 8/07 6739 741 9/07 6726 734 10/07 6714 722 11/07 6698 713 12/07 6684 705 1/08 6677 700 2/08 6678 694 3/08 6693 678 6/08 6749 661 9/08 6849 648 12/08 6926 630 3/09 7129 602 ($MM) Retail Broker Outstandings 101

MONTH >720 660-719 600-659 <600 1/07 0.5674 0.2576 0.0954 0.0797 2/07 0.5637 0.2548 0.0944 0.0871 3/07 0.5627 0.255 0.0944 0.0879 4/07 0.5632 0.2546 0.0944 0.0878 5/07 0.5699 0.2465 0.095 0.0887 6/07 0.5708 0.2459 0.0953 0.088 7/07 0.5721 0.2452 0.0952 0.0875 9/07 0.5705 0.2425 0.0944 0.0926 11/07 0.5546 0.2569 0.0934 0.095 12/07 0.5553 0.2564 0.0936 0.0946 1/08 0.5557 0.2562 0.094 0.094 2/08 0.556 0.2567 0.0942 0.0931 3/08 0.555 0.2573 0.0946 0.0931 4/08 0.5566 0.2574 0.0942 0.0919 5/08 0.5684 0.2478 0.0908 0.093 6/08 0.5702 0.2478 0.0902 0.0918 7/08 0.5718 0.2478 0.0896 0.0908 8/08 0.5869 0.2404 0.0855 0.0872 9/08 0.589 0.2401 0.0849 0.086 10/08 0.5909 0.2398 0.0844 0.0849 11/08 0.5941 0.2355 0.0857 0.0847 12/08 0.5965 0.2348 0.0854 0.0833 1/09 0.5988 0.2344 0.0848 0.0821 3/09 0.631 0.225 0.075 0.0691 102 Home Equity Loans and Lines - Updated FICO Distribution 102 Lowest score segments have declined as a percent of the portfolio in 2008 This trend is significantly better than the industry level information available

103 Home Equity Loans and Lines - Performance by Updated FICO 103 (1) Period end The rank ordering of risk by updated FICO is clear in the performance metrics Lower concentrations in the <600 segment will result in lower loss rates in the future. 1Q08 2Q08 3Q08 4Q08 1Q09 >720 0.0006 0.0007 0.0013 0.0011 0.0018 660-719 0.0042 0.0061 0.0063 0.0066 0.0101 600-659 0.016 0.019 0.0164 0.0157 0.0178 <600 0.0711 0.0806 0.081 0.0797 0.0839 Total 0.0091 0.0108 0.0113 0.0113 0.0118 Loss Rate

104 Home Equity Loans and Lines - Vintage Performance 104 (1) Period end <80% 80-89% 90-99% 1 1/07 0.3884 0.4542 0.1077 0.0497 2/07 0.3872 0.4547 0.1089 0.0492 3/07 0.3871 0.4547 0.1094 0.0488 4/07 0.3898 0.4522 0.1094 0.0486 5/07 0.3899 0.4508 0.1109 0.0483 6/07 0.3902 0.4516 0.1102 0.048 7/07 0.3904 0.4518 0.1101 0.0477 8/07 0.3915 0.4493 0.1118 0.0474 9/07 0.3916 0.4498 0.1112 0.0475 10/07 0.3904 0.4505 0.1117 0.0473 11/07 0.3919 0.4485 0.1128 0.0468 12/07 0.3931 0.4483 0.1123 0.0464 1/08 0.3926 0.4485 0.1129 0.046 2/08 0.3923 0.4484 0.1133 0.046 3/08 0.3918 0.4482 0.1138 0.0462 4/08 0.3927 0.4485 0.1127 0.046 5/08 0.4065 0.4338 0.115 0.0447 6/08 0.4084 0.4332 0.1141 0.0443 7/08 0.4084 0.4336 0.1141 0.0439 8/08 0.4254 0.4232 0.111 0.0404 9/08 0.4275 0.4221 0.1105 0.04 10/08 0.4284 0.4221 0.1099 0.0397 11/08 0.438 0.4163 0.1076 0.0382 12/08 0.4385 0.4167 0.107 0.0377 1/09 0.4404 0.416 0.1063 0.0374 3/09 0.445 0.4173 0.1025 0.035 Original CLTV Distribution Trends - Updated FICO

1Q08 2Q08 3Q08 4Q08 1Q09 <80% 0.003 0.0029 0.0031 0.0034 0.0038 80-90% 0.0086 0.0104 0.0114 0.0114 0.0123 90-99% 0.0214 0.0265 0.0245 0.0274 0.0289 >100% 0.0315 0.0348 0.0357 0.039 0.0381 Total 0.0091 0.0108 0.0113 0.0113 0.0118 Home Equity Loans and Lines - CLTV Loss Rates End-of-period 105

Origination Strategies Focused on the Huntington core markets Utilize the Huntington office network as the primary source Traditional product mix - very limited nontraditional mortgage exposure Never originated sub-prime loans... payment option ARM structures... or negative amortization loans Policies and procedures designed to generate high quality borrowers Huntington maintains servicing on owned portfolios Benefits Clear understanding of market dynamics and economic impacts Direct contact with most of our borrowers Significant percentage of borrowers have another Huntington banking relationship Provided our customers with appropriate products for their circumstances The Interest-Only product is performing well Huntington has always been a cash flow lender, utilizing an interest rate stress on ARM loans and utilizing the debt/income ratio as a material portion of the underwriting process Our servicing capabilities allow for appropriate risk mitigation activities across our real estate secured portfolios Residential Collateral Lending at Huntington 106

107 Home Equity Loans and Lines - Credit Risk Management Strategies Performance Drivers Lien Position - 40%, or $2.8 B, of the portfolio is secured by a 1st mortgage Payments - 70% of borrowers conistently make more than required payment Borrower quality - as measured at origination by FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Utilization % - Consistent with expectations, limited increase in utilization rate over 2008 Broker Channel - Eliminated beginning in 2006 based on risk profile Customer relationship orientation - not one-off transactions CLTV - Continue to reduce the level of 90%+ financing Geography - Footprint lender with limited investor property exposure Risk Recognition Write-down to 80% of appraised value at 120 days past due Non-accrual balances represent the realizable value estimate in future periods

Residential Real Estate Loans

Residential Mortgages



(Avg. $MM)
Quarterly Growth Rate – Annualized %
(13)%
(28)%
(6)%
(11)%
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$5,351
$5,178
$4,812
$4,737
$4,611
1Q08
2Q08
3Q08
4Q08
1Q09

Huntington

108

Loans Outstanding: $4.8 Billion (1) Net charge-offs 1Q09: 55 bp 2008: 42 bp Focused on geographies within our Midwest footprint Traditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans 77% current LTV for total portfolio 37% of portfolio at 90%+ LTV, with updated FICO of 696 16% of portfolio at 80%-90% LTV, with updated FICO of 702 47% of portfolio below 80% LTV, with updated FICO of 715 $664 million of Interest Only loans... targeted within executive relocation activities $428 million of Alt-A mortgages... exited in 2007 Represents 20% of the total high LTV mortgages Credit quality continues to perform within expectations 1Q09 (2) 4Q08 3Q08 2Q08 30+ days PD & accruing 6.33% 5.74% 5.79% 5.08% 90+ days PD & accruing 1.83% 1.50% 1.20% 1.06% Portfolio Overview - Residential Mortgages 109 3/31/09 Excludes GNMA loans - no additional risk as they are approved for repurchase

Residential Mortgage Lending - Excluding Franklin ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Production Originations (2) $56 $82 $172 $344 $237 Alt-A % of originations (3) -- -- -- -- -- Avg. FICO (4) 730 741 734 736 732 Avg. LTV (4) 79% 76% 74% 76% 72% (1) 3/31/09 reported $4,769MM less $360 MM of Franklin (2) Originations retained (3) Average FICO scores 695-700 (4) At origination (5) Annualized (6) Period end excluding Franklin 110 Loans Outstanding - $4.4 Billion (1) Loans 4Q06 0.0019 1Q07 0.0017 2Q07 0.0016 3Q07 0.0032 4Q07 0.0025 0.0096 1Q08 0.0022 2Q08 0.0033 3Q08 0.0056 4Q08 0.0062 1Q09 0.0055 NCOs / Average Loans (5) Loans 4Q06 0.0072 1Q07 0.0081 2Q07 0.0091 3Q07 0.0087 4Q07 0.0109 1Q08 0.0124 2Q08 0.0169 3Q08 0.0175 4Q08 0.0208 1Q09 0.0283 NALs / Loans (6)

Residential Adjustable Rate Mortgages Loans Outstanding - $2.8 Billion (1) ARMs 2009 resets $673 MM 2010 resets $564 MM FICO distribution > 670 70% Risk Mitigation Proactive customer contact at least 6 months prior to rate reset. Given the high quality borrower, this is a customer retention as well as risk mitigation exercise. Have had success in converting ARMs to fixed-rate products in our owned portfolio. Borrowers experiencing payment issues due to rate increases are re- underwritten or restructured based on willingness and ability to pay. 111 (1) 3/31/09

Residential Alt-A Mortgages Loans Outstanding - $428 Million (1) 2008 Production none 1Q09 Production none 1Q09 Net charge-offs 2.51% Current LTV (1Q09 values) 103% 70% greater than 90% Updated FICO score (1Q09) 666 Portfolio Information The original strategy was centered around stated income and higher LTVs associated with 700+ FICO borrowers Highest risk segment in the residential mortgage portfolio If default rate is 100%, the 3-year cumulative loss estimate is $100 MM Expected default rate is 20% with a 3-year cumulative loss estimate of $30 MM 112 (1) 3/31/09

Interest Only Mortgages Loans Outstanding - $664 Million (1) 2008 Production $121 MM 1Q09 Production $6 MM 1Q09 Net charge-offs 0.06% Current LTV (1Q09 values) 78% Updated FICO score (1Q09) 720 Portfolio Information High FICO, standard LTV structure primarily sourced via Huntington's executive relocation program 20%+ consistently make monthly principal payments No material losses expected 113 (1) 3/31/09

114 Residential Mortgage - Credit Risk Management Strategies Performance Drivers Standard products and borrower quality - as measured at origination by Secondary market underwriting FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Non-standard product structures $664 million of Interest Only loans... targeted within executive relocation activities... continues to perform well $428 million of Alt-A mortgages... exited in 2007... represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months. Decision type - Significantly reduced the level of underwriter overrule decisions Geography - Primarily a footprint lender Risk Recognition Updated appraisals at regular intervals Loss mitigation focus

Loans Outstanding - $0.7 Billion (1) 80% collateralized Autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type Other Consumer 115 (1) 3/31/09

Credit Quality Review 116

117 Credit Risk Management Objective Manage the Probability of Default Footprint Portfolio... markets we know and understand Client Selection... bias for high quality customers and relationship lending vs. third party originations Disciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate 117

Credit Quality Trends Overview 1Q09 (1) 1Q09 (1) 1Q09 (1) 4Q08 (1) 4Q08 (1) 4Q08 (1) 4Q08 (1) Rptd Non-FCMC Rptd Non-FCMC 3Q08 2Q08 1Q08 NAL ratio (2) 3.93% 3.04% 3.66% 2.11% 1.42% 1.30% 0.92 % NPA ratio (3) 4.46 3.38 3.97 2.43 1.64 1.52 1.26 Net charge-off ratio 3.34 2.12 5.41 1.36 0.82 0.64 0.48 90+ days PD & accruing (4) 0.35 0.35 0.46 0.46 0.44 0.31 0.35 ALLL ratio 2.12 2.15 2.19 1.90 1.75 1.66 1.53 ALLL / NAL coverage ratio 54 71 60 90 123 127 166 ALLL / NPA coverage ratio 47 63 55 78 107 109 121 ACL ratio 2.24 2.27 2.30 2.01 1.90 1.80 1.67 ACL / NAL coverage ratio 57 75 63 96 134 138 182 ACL / NPA coverage ratio 50 67 58 83 116 119 132 (1) See non-Franklin credit metrics reconciliation (2) NALs divided by total loans and leases (3) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs (4) Excludes government guaranteed loans 118

Key Loan Portfolio Credit Quality Metrics 119

Net Charge-offs ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Franklin $128.3 $423.3 $ -- $ -- $ -- Non-Franklin C&I 82.3 50.1 29.6 12.4 10.7 Total C&I 210.6 473.4 29.6 12.4 10.7 Commercial real estate 82.8 38.4 11.0 15.1 4.3 Total commercial 293.4 511.8 40.6 27.5 15.0 Auto loans 15.0 14.9 9.8 8.5 8.0 Auto leases 3.1 3.7 3.5 2.9 3.2 Home equity 17.7 19.2 15.8 17.3 15.2 Residential RE 6.3 7.3 6.7 4.3 2.9 Other direct 6.0 3.8 7.2 4.7 4.1 Total consumer 48.1 48.8 43.1 37.8 33.4 Total $341.5 $560.6 $83.8 $65.2 $48.4 Non-Franklin $213.2 $137.3 $83.8 $65.2 $48.4 120

Net Charge-off Ratios (1) 1Q09 4Q08 3Q08 2Q08 1Q08 Franklin nmv % nmv % -- % -- % -- % Non-Franklin C&I 2.55 1.58 0.95 0.40 0.35 Total C&I 6.22 13.78 0.87 0.36 0.32 Commercial real estate 3.27 1.50 0.45 0.63 0.18 Total commercial 4.96 8.54 0.69 0.47 0.27 Auto loans 1.56 1.53 1.02 0.94 0.97 Auto leases 2.39 2.31 1.84 1.28 1.18 Home equity 0.93 1.02 0.85 0.94 0.84 Residential RE 0.55 0.62 0.56 0.33 0.22 Other direct 3.59 2.22 4.32 2.69 2.29 Total consumer 1.12 1.12 0.98 0.85 0.75 Total 3.34% 5.41% 0.82% 0.64% 0.48 % Non-Franklin 2.12% 1.36% 0.84% 0.65% 0.49% (1) Annualized 121

Nonaccrual Loans and Nonperforming Assets 122

($MM) 3/31/09 12/31/08 $ # $ # Commercial Franklin $0.0 0 $650.2 1 >$5 330.8 37 242.3 24 $2-<$5 260.8 85 155.6 50 <$2 436.6 330.2 Subtotal $1,028.2 $1,378.3 Residential RE and Home Equity Franklin 366.1 0.0 Other 158.8 123.8 Subtotal 524.9 123.8 Total NALs $1,553.1 $1,502.1 Nonaccrual Loans (NAL) by Sector $1,553.1 MM @ 3/31/09 Other 0.005 Energy 0.006 Transportation 0.011 Wholesale Trade 0.014 Consumer 0.024 Retail Trade 0.054 Manufacturing 0.06 Construction 0.071 Services 0.094 Residential RE 0.314 F.I.R.E. 0.347 123

Nonperforming Asset Flow Analysis ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Period End NPA beginning of period $1,636.6 $675.3 $624.7 $520.4 $ 472.9 New 622.5 509.3 175.3 256.3 141.1 Franklin - net impact (204.5) 650.2 -- -- -- Returns to accruing status (36.1) (13.8) (9.1) (5.8) (13.5) Loan and lease losses (172.4) (100.3) (52.8) (40.8) (27.9) Payments (61.5) (66.5) (43.3) (46.1) (38.7) Sales (9.0) (17.6) (19.5) (59.3) (13.5) NPA end-of-period $1,775.7 $1,636.6 $675.3 $624.7 $520.4 124

Non-Franklin-related Franklin-related 4Q07 472.902 1187.368 1Q08 580.229 1157.361 2Q08 711.887 1130.412 3Q08 781.839 1094.564 4Q08 1292.838 650.225 1Q09 1684.621 445.702 NPA & ARL Ratio (1) 1Q08 0.0422 2Q08 0.0448 3Q08 0.0455 4Q08 0.0471 1Q09 0.0536 Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 125 $1,876.4 $1,943.1 $2,130.3 $1,842.3 $1,737.6 +22.7% +9.8% +65.4% +30.3% (1) Total ARLs / (total loans and leases + impaired loans held for sale + net other real estate + other NPAs)

Consumer Loan Delinquencies (1) 30+ Days 90+ Days With ex. GNMA FAS 140 1Q08 0.0089 0.0056 2Q08 0.0089 0.0052 3Q08 0.0093 0.0054 4Q08 0.0115 0.0068 1Q09 0.0138 0.0085 With ex. GNMA FAS 140 1Q08 0.0285 0.0243 2Q08 0.0282 0.0237 3Q08 0.0312 0.0263 4Q08 0.0346 0.0289 1Q09 0.0373 0.0308 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 126

90+ DPD 30+ DPD 1Q08 7.7229 50.5184 2Q08 8.8247 53.8421 3Q08 10.0539 65.7946 4Q08 13.01 81.3802 1Q09 10.521 63.674 Indirect Auto Loans Accruing Delinquency Net Charge-offs 127 1Q08 0.0097 2Q08 0.0094 3Q08 0.0102 4Q08 0.0153 1Q09 0.0156 0.22% 0.23% 0.26% 0.33% 0.36% 1.45% 1.43% 1.68% 2.09% 2.20% ($MM) L-Q % Change in $ (22)%

Indirect Auto Loans - Loss Rate Trends Dramatic improvement in the early stage loss performance for the late 2007 and early 2008 vintages Losses peak in the 18-24 month range, and as 2008-2009 vintages make up a greater portion of the portfolio and reach their peak loss months, portfolio losses should decline 128 7-9 Month 10-12 Month 9/05 0.0024 0.0038 10/05 0.0025 0.0038 11/05 0.0025 0.0035 12/05 0.0024 0.0038 1/06 0.0021 0.0041 2/06 0.0019 0.0044 3/06 0.0015 0.0046 4/06 0.0015 0.0041 5/06 0.0015 0.0038 6/06 0.0016 0.003 7/06 0.002 0.0026 8/06 0.0021 0.0027 9/06 0.0018 0.0035 10/06 0.0014 0.0038 11/06 0.0015 0.0032 12/06 0.0015 0.0031 1/07 0.0018 0.0031 2/07 0.0019 0.0032 3/07 0.002 0.0031 4/07 0.0018 0.0034 5/07 0.0021 0.0033 6/07 0.0021 0.0033 7/07 0.0021 0.0037 8/07 0.0022 0.004 9/07 0.0025 0.0041 10/07 0.0028 0.0039 11/07 0.0021 0.0049 12/07 0.0031 0.0053 1/08 0.0038 0.0053 2/08 0.0038 0.0053 3/08 0.0041 0.006 4/08 0.0045 0.0068 5/08 0.005 0.007 6/08 0.0057 0.0072 7/08 0.005 0.0081 8/08 0.0036 0.0094 9/08 0.0032 0.0094 10/08 0.0026 0.0086 11/08 0.0027 0.0073 12/08 0.0032 0.0065 1/09 0.0033 0.0058 2/09 0.0032 0.0062 3/09 0.0037 0.0062

90+ DPD 30+ DPD 1Q08 26.5694 96.7818 2Q08 26.4636 87.5066 3Q08 23.2243 88.7857 4Q08 29.0388 121.7395 1Q09 35.717 114.494 Home Equity Loans and Lines Net Charge-offs 129 1Q08 0.0084 2Q08 0.0094 3Q08 0.0085 4Q08 0.0102 1Q09 0.0093 0.36% 0.36% 0.31% 0.38% 0.47% 1.33% 1.18% 1.18% 1.61% 1.49% ($MM) L-Q % Change in $ (6)% Accruing Delinquency

90+ DPD 30+ DPD 1Q08 61.737 259.523 2Q08 62.006 249.152 3Q08 58.28 281.203 4Q08 71.553 273.475 1Q09 88.381 306.108 Residential Mortgage Loans Net Charge-offs 130 1Q08 0.0022 2Q08 0.0033 3Q08 0.0056 4Q08 0.0062 1Q09 0.0055 1.15% 1.06% 1.20% 1.50% 1.83% 4.84% 5.08% 5.79% 5.74% 6.33% ($MM) L-Q % Change in $ 10% Accruing Delinquency (1) (1) Excluding U.S. Government guaranteed loans

Commercial Loan Delinquencies (1) 30+ Days 90+ Days With 1Q08 0.0018 2Q08 0.0014 3Q08 0.0035 4Q08 0.003 1Q09 0 With 1Q08 0.016 2Q08 0.0106 3Q08 0.0145 4Q08 0.0166 1Q09 0.0095 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 131

Allowances for Credit Losses (ACL) (1) ($MM) 1Q09 4Q08 3Q08 2Q08 1Q08 Allowance for loan Allowance for loan and lease losses (ALLL) $838.5 $900.2 $720.7 $679.4 $627.6 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 47.0 44.1 61.6 61.3 57.6 Total allowance Total allowance for credit losses (ACL) $885.5 $944.4 $782.4 $740.7 $685.2 ALLL as % of ALLL as % of total loans and leases 2.12% 2.19% 1.75% 1.66% 1.53 % total NALs 54 60 123 127 166 ACL as % of ACL as % of total loans and leases 2.24% 2.30% 1.90% 1.80% 1.67 % total NALs 57 63 134 138 182 (1) Period end 132

Allowance for Credit Losses Methodology Allowance for loan and lease loses (ALLL) An estimate of loss based on characteristics of each commercial and consumer loan, lease, or loan commitment, and An estimate of loss based on a review of each impaired loan >$500,000 Generally developed to cover a definded percentage of 12-month future losses Includes a general reserve to cover significant charges or economic shocks Allowance for unfunded loan commitments and letters of credit (AULC) Reported as a liability Determined using the same ALLL transaction and economic reserve methodology AULC is reduced and the ALLL is increased as loans are funded Allowances for credit losses (ACL) Sum of ALLL and AULC with both available to absorb credit losses 133

Relative Performance - NCO's & ACL Coverage - 1Q09 134 Net Charge-off ratio (1) ACL / NCO (2) MTB 0.0083 PNC 0.0101 CMA 0.0126 ASBC 0.0142 ZION 0.0147 BBT 0.0158 RF 0.0164 HBAN x FCMC 0.0212 FITB 0.0237 KEY 0.0265 MI 0.0267 HBAN 0.0334 CNB 0.0372 FHN 0.0397 HBAN 0.65 HBAN x FCMC 1.04 KEY 1.14 FHN 1.15 BBT 1.22 RF 1.24 CMA 1.36 ZION 1.46 FITB 1.68 PNC 2.68 (1) 1Q09 annualized (2) ACL = ALLL + AULC; data for ASBC, MTB, MI & CNB not yet disclosed Source: SNL, Company reports

PNC Financial Services 145% KeyCorp 126 Regions Financial 113 Fifth Third 110 BB&T 108 M&T Bank 85 Comerica 83 First Horizon 83 Huntington (1) 71 Associated Ban-Corp 69 Marshall & Ilsley Corp. 65 Zions Bancorporation 58 Colonial 50 12 BHC Median X HBAN 84 First Horizon 4.57 % Fifth Third 3.71 Colonial 3.19 KeyCorp 2.97 Marshall & Ilsley Corp. 2.75 PNC Financial Services 2.51 Huntington (1) 2.15 Zions Bancorporation 2.03 Associated Banc-Corp 1.97 Regions Financial 1.94 BB&T 1.94 M&T Bank 1.73 Comerica 1.68 12 BHC Median X HBAN 2.27 Relative Performance - ALLL - 3/31/09 ALLL / Loans ALLL / NPL ALLL = Allowance for Loan and Lease Losses (1) Excludes Franklin 135

Relative Performance - NPAs & NCOs (1) NPA Ratio (2) NCO Ratio (3) 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 HBAN 0.0123 0.0139 0.0133 0.012 0.0074 0.0074 0.007 0.0065 0.0041 0.0043 0.0034 0.0036 0.0046 0.003 0.004 0.0042 0.0048 0.0059 0.0065 0.0065 0.0074 0.0079 0.0097 0.0108 0.0121 0.0126 0.0152 0.0164 0.0243 0.0338 12 BHC median 0.0076 0.0084 0.0074 0.0075 0.0071 0.0078 0.0081 0.007 0.0071 0.0063 0.0053 0.0049 0.0048 0.0048 0.0043 0.0041 0.0037 0.0033 0.0037 0.0042 0.0041 0.004 0.0048 0.0059 0.0097 0.0148 0.0207 0.0215 0.0204 0.0295 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 HBAN 0.009 0.0078 0.0183 0.0069 0.0085 0.0064 0.0103 0.0053 0.0023 0.003 0.0036 0.0047 0.0027 0.0029 0.0029 0.0039 0.0021 0.0032 0.0035 0.0028 0.0052 0.0047 0.0072 0.0049 0.0065 0.0084 0.0136 0.0212 12 BHC median 0.0052 0.0063 0.0048 0.0052 0.0042 0.004 0.004 0.0028 0.003 0.0023 0.0029 0.002 0.0021 0.002 0.0022 0.002 0.0019 0.0016 0.0025 0.002 0.0023 0.0032 0.0059 0.0067 0.0092 0.0121 0.0177 0.0161 Data 4Q07+ excludes Franklin (2) Period end (3) Annualized 136

Relative Performance - LLR Ratios Reserve Ratios (1) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 HBAN = (ALLL+AULC)/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0178 0.0179 0.0175 0.0159 0.0155 0.0146 0.0138 0.0129 0.0122 0.0119 0.0119 0.0125 0.0124 0.0124 0.0121 0.0119 0.0123 0.013 0.0129 0.0136 0.0143 0.0157 0.0166 0.0201 0.0227 HBAN = ALLL/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0161 0.0161 0.0159 0.0142 0.0139 0.0132 0.0125 0.0115 0.0109 0.0104 0.0104 0.011 0.0109 0.0109 0.0106 0.0104 0.0108 0.0115 0.0114 0.0119 0.0129 0.0141 0.0151 0.019 0.0215 12 BHC median ALLL/Loans 0.0147 0.0148 0.0146 0.0147 0.0147 0.0146 0.0146 0.0144 0.0141 0.014 0.0135 0.0134 0.0131 0.0119 0.0118 0.012 0.0112 0.0109 0.0107 0.0106 0.0113 0.011 0.0109 0.0111 0.0129 0.0149 0.0158 0.016 0.0223 0.0227 (1) Period end; 4Q07+ exclude Franklin 137

Relative Performance - NAL/NPL Coverage NAL / NPL Coverage Ratios (1) (1) Period end; 4Q07+ exclude Franklin LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 HBAN = (ALLL+AULC)/NPL 1.67 1.55 1.66 1.82 2.63 2.66 2.84 3.04 4.44 4.25 5.15 4.61 4.76 4.94 3.49 3.26 3 2.38 2.41 2.47 2.17 2.06 1.65 1.98 1.66 1.51 1.17 1.14 0.96 0.75 HBAN = ALLL/NPL 2.4 2.56 2.76 3.97 3.83 4.64 4.17 4.24 4.41 3.04 2.83 2.63 2.09 2.13 2.17 1.89 1.8 1.45 1.75 1.45 1.36 1.05 1.03 0.9 0.71 12 BHC median ALLL/NPL 2.13 2.11 2.27 2 2.27 2.28 2.33 2.64 2.56 2.76 3.07 3.53 3.22 3.32 3.46 3.52 3.63 3.91 3.43 3.6 3.17 3.17 2.26 1.82 1.7 1.23 0.99 0.84 0.84 0.84 138

Non-Franklin Credit Metric Reconciliations 139

Non-Franklin Credit Metrics Reconciliation 140

Non-Franklin Credit Metrics Reconciliation 141

Non-Franklin Credit Metrics Reconciliation 142

Quarterly Net Charge-off Reconcilation (1) (1) Annualized 143

Quarterly Net Charge-off Reconcilation (1) (1) Annualized 144

Quarterly Net Charge-off Reconcilation (1) (1) Annualized 145

146 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

147 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

Deposits and Other Funding 148

Deposit Trends 149 Linked Quarter

Deposit Trends 150 Prior-year Quarter

Demand, Savings & Other Core CDs Non-core 1Q03 12.008 3.415 1.986 2Q03 12.623 3.245 2.028 3Q03 13.24 2.97 2.351 4Q03 13.052 2.84 2.853 1Q04 13.08 2.664 2.979 2Q04 13.83 2.669 2.805 3Q04 14.096 2.691 2.84 4Q04 14.454 2.733 3.124 1Q05 14.556 2.809 4.098 2Q05 14.258 3.067 4.584 3Q05 14.04 3.557 4.619 4Q05 13.92 3.891 4.627 1Q06 14.09 4.389 4.546 2Q06 14.48 5.083 4.823 3Q06 14.29 5.334 4.969 4Q06 14.196 5.38 5.132 1Q07 14.266 5.455 4.73 2Q07 14.392 5.591 4.29 3Q07 21.188 10.451 6.013 4Q07 21.004 10.666 6.005 1Q08 20.725 10.79 6.416 2Q08 20.461 10.95 6.616 3Q08 19.856 11.883 6.064 4Q08 19.53 12.468 5.585 1Q09 20.088 12.663 5.438 (3)% Total Deposits Average Balances ($B) 17% (15)% Year-over-Year % Change 151

Core Deposits

Noninterest Bearing



(Average $MM)
YOY % Chg.
10%
$5,700
$5,600
$5,500
$5,400
$5,300
$5,200
$5,100
$5,000
$4,900
$4,800
$4,700
$5,034
$5,061
$5,080
$5,205
$5,544
1Q08
2Q08
3Q08
4Q08
1Q09

Other Core Deposits



(Average $MM)
YOY % Chg.
3%
$27,600
$27,400
$27,200
$27,000
$26,800
$26,600
$26,400
$26,200
$26,000
$25,800
$26,481
$26,350
$26,659
$26,793
$27,207
1Q08
2Q08
3Q08
4Q08
1Q09

Huntington

152

Total Core Deposits Trends 153

Other Funding - 3/31/09 Non-core Deposits 0.417 S-T Borrowings & Other Liab. 0.165 FHLB Advances 0.071 Other L-T Debt 0.204 Subordinated Notes 0.142 $13.4 Billion Noncore Deposits $5.6 B / 42% S-T Borrowings & Other Liabilities $2.2 B / 17% FHLB Advances $1.0 B / 7% Other L-T Debt $2.7 B / 20% Subordinated Notes $1.9 B / 14% 154

Funding Assessment (1) Holding Company Sufficient cash for operations over a twelve-month period without relying on the bank for dividends Next borrowing maturity not until 2013: $50 million Bank Level $780 million of unsecured borrowing maturities in 2009 $600 million medium-term bank notes settled 2/3/09 Funding expected to be met primarily through: Core deposits FHLB advances National market deposits Auto loan on-balance sheet securitizations $10 billion of unused credit available Discount window capacity $6.9 billion FHLB advances $3.4 billion 155 (1) 3/31/09

Capital 156

Recent Developments Series A Preferred Stock Conversion 4/2/09 - Settled last of 1Q09 Series A 8.50% Non-cumulative Perpetual Convertible Preferred stock conversions 4.7 million common shares issued Descretionary Equity Issuance Program (DEIP) 5/7/09 - Announced completetion of DEIP $120 million, or 38.5 million shares of common stock issued $3.12 average price of common shares issued Capital Impacts 157 3/31/09 3/31/09 3/31/09 3/31/09 3/31/09 3/31/09 Actual Impact Pro forma Tier 1 leverage 9.67% 0.22% 9.89 % Tier 1 risk-based capital 11.16 0.25 11.41 Tier 1 common risk-based 5.64 0.30 5.94 Total risk-based capital 14.28 0.25 14.53 Tangible common equity/assets 4.65 0.27 4.92 Tangible common equity/ risk-weighted assets 5.13 0.29 5.42 Tangible equity/assets 8.12 0.23 8.35 Tangible equity/risk weighted assets 8.94 0.26 9.20

Capital (1) 1Q09 4Q08 3Q08 2Q08 1Q08 Total risk-weighted assets ($B) Total risk-weighted assets ($B) $46.3 $47.0 $46.6 $46.6 $46.5 Tier 1 leverage Tier 1 leverage 9.67% 9.82% 7.99% 7.88% 6.83 % Tier 1 risk-based capital Tier 1 risk-based capital 11.16 10.72 8.80 8.82 7.56 Total risk-based capital Total risk-based capital 14.28 13.91 12.03 12.05 10.87 Tangible common equity/assets Tangible common equity/assets 4.65 4.04 4.88 4.81 4.92 Tangible common equity/ risk-weighted assets Tangible common equity/ risk-weighted assets 5.13 4.39 5.38 5.37 5.58 Tangible equity/assets Tangible equity/assets 8.12 7.72 5.99 5.90 4.92 Tangible equity/risk weighted assets Tangible equity/risk weighted assets 8.94 8.39 6.60 6.59 5.58 Double leverage (2) Double leverage (2) 78 85 105 103 110 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 158

LLR/NPL ratio 1Q08 2Q08 3Q08 4Q08 1Q09 Tang. Equity / Risk-Weighted Assets 0.0558 0.0659 0.066 0.0839 0.0894 Tang. Equity / Assets (TE Ratio) 0.0492 0.059 0.0599 0.0772 0.0812 Tang. Common Equity / Assets (TCE Ratio) 0.0492 0.048 0.0488 0.0404 0.0465 Tang. Common Equity / Risk-Weighted Assets 0.0558 0.0537 0.0538 0.0439 0.0513 Capital Trends (1) End-of-period 159

Regulatory Capital - 3/31/09 161 Tier 1 Capital Total Capital CNB 0.0733 MTB 0.0876 ZION 0.0933 MI 0.0949 PNC 0.102 RF 0.1037 FITB 0.1093 CMA 0.1108 KEY 0.1116 HBAN 0.1116 HBAN (2) 0.1141 ASBC 0.1193 BBT 0.121 FHN 0.1498 CNB 0.1156 MTB 0.1274 MI 0.1319 ZION 0.1323 ASBC 0.1379 PNC 0.138 HBAN 0.1428 RF 0.1453 HBAN (2) 0.1453 KEY 0.1511 FITB 0.1513 CMA 0.1539 BBT 0.171 FHN 0.2021 6.0% (1) 10.0% (1) (1) Regulatory "well-capitalized" threshold; 3/31/09 ratios for MI have not been disclosed - 12/31/08 ratios shown (2) Pro Forma for post 3/31/09 DEIP and Series A Preferred Stock Conversions Source: SNL, Company reports

Tangible Common Equity Ratios - 3/31/09 162 TCE / Tangible Assets TCE / Risk-weighted Assets (1) CNB 0.0321 PNC 0.033 FITB 0.0423 HBAN 0.0465 MTB 0.0486 HBAN (2) 0.0492 ZION 0.0526 RF 0.0541 BBT 0.057 KEY 0.0606 ASBC 0.061 MI 0.064 FHN 0.0707 CMA 0.0727 PNC 0.026 FITB 0.0464 MTB 0.0481 ZION 0.0511 HBAN 0.0513 HBAN (2) 0.0542 KEY 0.058 CNB 0.0647 RF 0.0648 MI 0.068 CMA 0.0697 BBT 0.071 ASBC 0.0804 FHN 0.086 Source: SNL, Company reports (1) 3/31/09 ratios for MI & MTB have not been disclosed - 12/31/08 ratios shown (2) Pro Forma for post 3/31/09 DEIP and Series A Preferred Stock Conversions

Credit Ratings Senior Subordinated Com'l Paper / Notes Notes Short-term Outlook Huntington Bancshares Moody's 4/7/09 Baa2 Baa3 P-2 Negative S&P 5/4/09 BBB BBB- A-2 Credit Watch Negative Fitch 4/22/09 BBB+ BBB F2 Negative The Huntington National Bank Moody's 4/7/09 Baa1 Baa2 P-2 Negative S&P 5/4/09 BBB+ BBB A-2 Credit Watch Negative Fitch 4/22/09 BBB+ BBB F2 Negative 163

Franchise 164

Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $52 billion Employees (1) - 10,533 Franchise: Regional Banking 6 States / 11 Regions - Retail & Commercial Banking 599 Offices / 1,363 ATMs - Mortgage Banking 6 States + MD, NJ Auto Finance & Dealer Services 6 States Private Financial Group 6 States + FL Full-time equivalent (FTE) 165 Huntington Bancshares Overview

Focus on the Midwest (1) Offices 115 ATMs 239 Detroit 3% Grand Rapids 10% Offices 342 ATMs 741 Akron 8% Canton 25% Cincinnati 3% Cleveland 6% Columbus 27% Dayton 6% Toledo 24% Youngstown 21% Offices 51 ATMs 84 Indianapolis 7% Offices 13 ATMs 32 Offices 28 ATMs 131 Charleston 10% Excludes 3 PFG offices in FL and 2 ATMs in MD. Market share at 6/30/08 Offices 605 ATMs 1,361 166 Offices 56 ATMs 134 Pittsburgh 3% The Huntington Franchise - 3/31/09

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2008 Deposits - Top 12 MSAs MSA Rank BOs Deposits Share Columbus, OH 1 69 $8,843 27.2% Cleveland, OH 6 62 3,631 5.7 Detroit, MI 8 44 2,582 2.8 Toledo, OH 1 42 2,324 23.5 Pittsburgh, PA 7 41 1,870 2.6 Youngstown, OH 1 40 1,783 20.9 Indianapolis, IN 4 46 1,761 6.7 Cincinnati, OH 5 38 1,739 3.1 Canton, OH 1 24 1,288 24.6 Grand Rapids, MI 3 21 1,234 10.4 Akron, OH 5 19 854 7.9 Dayton, OH 6 12 587 5.7 BOs = Banking offices 167 % Deposits #1 Share markets 45% #1- #3 Share markets 57%

Strategy, Organization and History 168

Organization Organization 169

Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN Stephen Steinour Chairman, President and CEO 1Q09 29 new Dan Benhase SEVP-Private Financial Group Director 2Q06 26 9 Jim Dunlap SEVP-Regional & Commercial Banking Director 1Q06 30 30 Don Kimble SEVP-Chief Financial Officer 3Q04 22 5 Mary Navarro SEVP-Retail & Business Banking Director 1Q06 32 7 Nick Stanutz SEVP-Dealer Sales Group Director 2Q06 30 23 Randy Stickler SEVP-Commercial Real Estate Director 1Q09 28 new Mark Thompson SEVP-Strategy & Segment Performance Director 2Q09 25 new Zahid Afzal EVP-Chief Information Officer 1Q06 25 (1) 3 Jim Baron EVP-Consumer Segment Director 1Q07 30 5 Dick Cheap EVP-General Counsel and Secretary 2Q98 11 11 Michael Cross EVP-Senior Commercial Approval Officer 4Q06 29 7 Shirley Graham EVP-Human Resources Director 1Q09 23 23 Jim Nelson EVP-Chief Risk Officer 4Q04 22 4 Eric Sutphin EVP-Chief Auditor 3Q04 20 4 Peter Dunlap President-Huntington Insurance 3Q08 17 (1) 9 Tim Barber SVP-Credit Policy Manager 1Q99 20 11 (1) Includes outside of banking 170

Regional Banking Structure Commercial Banking Executive - Jim Dunlap 11 Region Presidents Direct reporting responsibility for: Commercial banking Treasury management sales Regional marketing / community affairs Increased responsibility around: New business rainmaker Portfolio and risk management Community and political influence Shared fate for overall region results Retail and Business Banking Executive - Mary Navarro 5 Areas Area retail sales managers report to Mary Navarro Area business banking sales managers report to Jeff Rosen Key support / center positions Business Banking Mortgage / Consumer Administration Deposit Pricing, Product and Fees Payments & Alternative Delivery Corporate Marketing / Customer Experience 171

Commercial Banking Regions Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY Greater Cleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Jim Dunlap 172

Regional Banking Presidents Experience - Yrs Region Appointed Banking HBAN Jim Dunlap* West Michigan 1Q06 30 30 Rebecca Smith East Michigan 1Q07 32 2 Sharon Speyer Northwest Ohio 1Q01 21 17 Jerry Kelsheimer Greater Cleveland 1Q05 21 13 Vincent Locher Pittsburgh 3Q02 23 21 Jim Kunk Central Ohio 1Q94 27 27 Mark Reitzes Southern Ohio / KY 1Q08 22 16 Clayton Rice West Virginia 3Q07 22 5 Rick Hull Greater Akron/Canton 1Q06 25 18 Mike Newbold Central Indiana 4Q06 31 4 Frank Hierro Mahoning Valley 1Q00 30 23 173 * Regional / Commercial Banking Executive

Retail and Business Banking Areas Central Northwest West Northeast East Mary Navarro 174